Putnam Growth Opportunities Fund
The fund's portfolio
4/30/22 (Unaudited)

COMMON STOCKS (97.8%)(a)
	Shares	Value
Automobiles (3.8%)
Tesla, Inc.(NON)(S)	344,170	$299,689,469

		299,689,469
Building products (1.5%)
Johnson Controls International PLC	1,973,901	118,177,453

		118,177,453
Capital markets (1.5%)
Charles Schwab Corp. (The)	846,765	56,165,922
MSCI, Inc.	146,349	61,649,516

		117,815,438
Chemicals (1.2%)
Sherwin-Williams Co. (The)	350,440	96,356,982

		96,356,982
Commercial services and supplies (0.7%)
Waste Connections, Inc.(S)	397,967	54,907,507

		54,907,507
Entertainment (2.0%)
Live Nation Entertainment, Inc.(NON)	795,634	83,446,094
Universal Music Group NV (Netherlands)	3,276,364	75,800,029

		159,246,123
Equity real estate investment trusts (REITs) (1.5%)
American Tower Corp.	484,427	116,756,596

		116,756,596
Food and staples retail (2.0%)
Costco Wholesale Corp.	287,705	152,978,503

		152,978,503
Health-care equipment and supplies (2.9%)
DexCom, Inc.(NON)	222,716	90,997,303
IDEXX Laboratories, Inc.(NON)	130,248	56,069,159
Intuitive Surgical, Inc.(NON)	322,874	77,263,748

		224,330,210
Health-care providers and services (2.9%)
HCA Healthcare, Inc.	398,174	85,428,232
UnitedHealth Group, Inc.	273,435	139,055,369

		224,483,601
Hotels, restaurants, and leisure (3.0%)
Airbnb, Inc. Class A(NON)	336,623	51,574,010
Booking Holdings, Inc.(NON)	45,696	101,002,326
Chipotle Mexican Grill, Inc.(NON)	54,247	78,962,476

		231,538,812
Interactive media and services (7.3%)
Alphabet, Inc. Class C(NON)	197,854	454,931,638
Meta Platforms, Inc. Class A(NON)	560,707	112,404,932

		567,336,570
Internet and direct marketing retail (6.5%)
Amazon.com, Inc.(NON)	202,564	503,499,155

		503,499,155
IT Services (8.1%)
Accenture PLC Class A	521,798	156,727,247
Mastercard, Inc. Class A	669,071	243,127,020
PayPal Holdings, Inc.(NON)	309,993	27,257,684
Visa, Inc. Class A(S)	996,906	212,470,576

		639,582,527
Life sciences tools and services (3.8%)
Danaher Corp.	535,697	134,529,588
IQVIA Holdings, Inc.(NON)	500,778	109,164,596
Lonza Group AG (Switzerland)	91,250	53,572,516

		297,266,700
Machinery (1.4%)
Deere & Co.	283,702	107,111,690

		107,111,690
Personal products (1.0%)
Estee Lauder Cos., Inc. (The) Class A	290,131	76,611,992

		76,611,992
Pharmaceuticals (0.6%)
Eli Lilly and Co.	166,930	48,765,261

		48,765,261
Professional services (0.6%)
Equifax, Inc.	238,646	48,569,234

		48,569,234
Road and rail (3.3%)
Uber Technologies, Inc.(NON)(S)	3,371,698	106,141,053
Union Pacific Corp.	662,789	155,284,835

		261,425,888
Semiconductors and semiconductor equipment (4.6%)
Advanced Micro Devices, Inc.(NON)	692,451	59,218,410
Marvell Technology, Inc.	1,534,095	89,100,238
NVIDIA Corp.	1,124,830	208,622,220

		356,940,868
Software (20.6%)
Adobe, Inc.(NON)	340,211	134,706,545
Cadence Design Systems, Inc.(NON)	804,205	121,314,324
Intuit, Inc.	311,540	130,457,375
Microsoft Corp.	3,174,413	880,963,096
Palo Alto Networks, Inc.(NON)(S)	300,537	168,685,407
salesforce.com, Inc.(NON)	494,964	87,083,966
ServiceNow, Inc.(NON)	175,872	84,084,403

		1,607,295,116
Specialty retail (3.5%)
Home Depot, Inc. (The)	377,385	113,366,454
O'Reilly Automotive, Inc.(NON)	118,953	72,150,942
TJX Cos., Inc. (The)	1,389,506	85,148,928

		270,666,324
Technology hardware, storage, and peripherals (10.4%)
Apple, Inc.	5,134,741	809,491,919

		809,491,919
Textiles, apparel, and luxury goods (3.1%)
Lululemon Athletica, Inc. (Canada)(NON)	296,217	105,047,435
Nike, Inc. Class B	1,083,742	135,142,627

		240,190,062

Total common stocks (cost $4,440,939,850)		$7,631,034,000

SHORT-TERM INVESTMENTS (3.9%)(a)
	Shares	Value
Putnam Cash Collateral Pool, LLC 0.45%(AFF)	137,925,700	$137,925,700
Putnam Short Term Investment Fund Class P 0.43%(AFF)	166,140,598	166,140,598

Total short-term investments (cost $304,066,298)		$304,066,298
TOTAL INVESTMENTS

Total investments (cost $4,745,006,148)		$7,935,100,298

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2021 through April 30, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $7,804,625,164.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 7/31/21	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 4/30/22
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$206,723,000	$877,191,921	$945,989,221	$115,757	$137,925,700
	Putnam Short Term Investment Fund**	83,480,559	1,447,980,845	1,365,320,806	179,593	166,140,598

	Total Short-term investments	$290,203,559	$2,325,172,766	$2,311,310,027	$295,350	$304,066,298
	* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
	# At the close of the reporting period, the fund received cash collateral of $137,925,700 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $132,169,417.
	** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$650,782,664	$75,800,029	$—
Consumer discretionary	1,545,583,822	—	—
Consumer staples	229,590,495	—	—
Financials	117,815,438	—	—
Health care	741,273,256	53,572,516	—
Industrials	590,191,772	—	—
Information technology	3,413,310,430	—	—
Materials	96,356,982	—	—
Real estate	116,756,596	—	—

Total common stocks	7,501,661,455	129,372,545	—
Short-term investments	—	304,066,298	—

Totals by level	$7,501,661,455	$433,438,843	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com